Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OncoMed Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), Paul J. Hastings, Chairman and Chief Executive Officer of the Company, and Sunil Patel, Chief Financial Officer, Senior Vice President, Corporate Development and Finance, of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2014

/s/ Paul J. Hastings
Paul J. Hastings
Chairman and Chief Executive Officer (principal executive officer)

/s/ Sunil Patel
Sunil Patel Chief Financial Officer, Senior Vice President, Corporate Development and Finance
(principal financial and accounting officer)